Relationship with Marriott International	12 Months Ended
Dec. 31, 2011
Relationship with Marriott International

15. Relationship with Marriott International

We have entered into various agreements with Marriott, or one of their subsidiaries, including agreements for the management of approximately 61% of our owned hotels, the management of 53 hotels leased from HPT, financing for the JW Marriott, Mexico City, Mexico and certain limited administrative services.

In 2011, 2010 and 2009, we paid Marriott $119 million, $111 million and $105 million, respectively, of hotel management fees for our owned hotels and approximately $1 million in franchise fees for each of 2011, 2010 and 2009. Additionally, in 2011 and 2010, we paid $11 million and $7 million, respectively, of management fees for the hotels leased from HPT.

We enter into negotiations with Marriott from time to time in order to secure mutually beneficial modifications to the terms of management agreements on an individual or portfolio-wide basis, typically in connection with repositioning projects or substantial capital investments at our properties. We have negotiated amendments to various management agreements with Marriott and have agreed, among other matters, to waive performance termination tests, modify certain extension tests which condition the manager’s ability to renew the management agreements, and to extend certain contracts. As part of these negotiations, Marriott agreed to make cash payments to us, over time, to reduce an existing cap on the costs and expenses related to chain services that are provided on a centralized basis, as well as to establish a cap on certain other costs, to provide us with an incentive to increase our capital expenditures at the hotels, to waive certain deferred management fees and to modify the incentive management fee on certain contracts. We agreed to use a portion of Marriott’s cash payments for brand reinvestment projects at various hotels in our portfolio.